EXHIBIT 10.3

                             ADEPT TECHNOLOGY, INC.

                            DIRECTOR OPTION AGREEMENT
                            (For Annual Option Grant)

GRANT #_____

         Adept Technology, Inc., a California corporation (the "Company"), has granted to ____________ (the "Optionee"), an option to purchase a total of ___________ (_____) shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 2004 Director Option Plan (the "Plan") adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

      1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

      2. Exercise Price. The exercise price is $______ for each share of Common Stock.

      3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

           (i) Right to Exercise.

                   (a) This Option shall become exercisable in equal installments cumulatively with respect to 1/48th of the Shares of the Optioned Stock on each monthly anniversary of its date of grant. In no event shall any Option be exercisable prior to the date the shareholders of the Company approve the Plan.

                   (b) This Option may not be exercised for a fraction of a share.

                   (c) In the event of Optionee's death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

          (ii) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

      4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

           (i) cash;


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          (ii) check;

         (iii) surrender of other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

          (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price (known as a "net exercise").

      5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

      6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      7. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

      8. California State Securities Laws. Optionee understands that the Option may be granted pursuant to an exemption from registration or qualification under the California state securities laws. As a result, certain representations must be obtained from the Optionee. In connection with the Option grant, Optionee represents the following:

      (a) Optionee is acquiring the securities for the undersigned's own account and not with a view to or for sale in connection with any distribution of the Option or underlying shares of common stock;

      (b) Optionee has a preexisting personal or business relationship with the Company and/or is receiving the Option as a director of the Company; and

      (c) By reason of such Optionee's business or financial experience, the undersigned has the capacity to protect his own interests in connection with the grant of the Option and issuance of common stock thereunder.


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DATE OF GRANT:  ___________________

                           ADEPT TECHNOLOGY, INC.
                           a California corporation



                          By:
                               ------------------------------------------------

                          Name:    Robert Strickland
                                ------------------------------------------------

                          Title:Vice President Finance & Chief Financial Officer


      Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.


      Dated: _________________

                                    ------------------------------
                                    Optionee


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                                    EXHIBIT A
                         DIRECTOR OPTION EXERCISE NOTICE

Adept Technology, Inc.
3011 Triad Drive
Livermore,  CA  94551

Attention:  Corporate Secretary

      1. Exercise of Option. The undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______ shares of the Common Stock (the "Shares") of Adept Technology, Inc. (the "Company") under and pursuant to the Company's 2004 Director Option Plan and the Director Option Agreement dated _______________ (the "Agreement").

      2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

      3. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

      4. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

      5. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by California law except for that body of law pertaining to conflict of laws.

Submitted by:                               Accepted by:

OPTIONEE:                                   ADEPT TECHNOLOGY, INC.

                                                By:
------------------------------                     -----------------------------

                                                Its:
                                                    ----------------------------

Address:                                        Address:
                                                3011 Triad Drive
                                                Livermore, CA  94551

Dated:                                          Dated:
      ------------------------------                  --------------------------


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